As filed with the Securities and Exchange Commission on August 28, 2000
                                            Registration Statement No._________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               CHICO'S FAS, INC.
            (Exact name of Registrant as specified in its charter)

          Florida                                           59-2389435
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                     Identification Number)

                               11215 Metro Parkway
                            Fort Myers, Florida 33912
                                 (941) 277-6200
                         (Address, including zip code,
                 of Registrant's principal executive offices)

                                CHICO'S FAS, INC.
                 NON-EMPLOYEE DIRECTORS' STOCK OPTION PROGRAM
                            (Full title of the plan)

                          Marvin J. Gralnick, President
                               11215 Metro Parkway
                            Fort Myers, Florida 33912
                                 (941) 277-6200
           (Name, address, including zip code, and telephone number
                  including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
=========================================================================================================================
Title of Securities      Amount to be       Proposed Maximum Offering       Proposed Maximum              Amount of
 to be Registered         Registered             Price Per Share(1)    Aggregate Offering Price(1)     Registration Fee
-------------------------------------------------------------------------------------------------------------------------
Common Stock. . . . . . . 30,000 shares                $32.00                  $ 960,000.00              $263.09
=========================================================================================================================

(1) Estimated pursuant to Rule 457(c), solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the common stock reported on the NASDAQ National Market System on August 23, 2000.

                                     PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Incorporation of Documents by Reference.

      This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on Form S-8 relating to the Non-Employee Directors' Stock Option Program is already effective. Pursuant to General Instruction E of this form, the contents of the Company's previous registration statement (Registration Statement No. 333-51297) are incorporated herein by reference.

Item 8.   Exhibits.

Exhibit
Number   Description
-------  -----------

4.1      Amended and Restated Articles of Incorporation, as amended.

5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

23.2     Consent of Arthur Andersen LLP.

24       Powers of Attorney (contained in signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Myers, State of Florida, on the 28th day of August, 2000.

                                  CHICO'S FAS, INC.

                                  By: /s/ Marvin J. Gralnick
                                      -------------------------------
                                       Marvin J. Gralnick, President and Chief
                                                   Executive Officer

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of Chico's FAS, Inc., for himself and not for one another, does hereby constitute and appoint Marvin J. Gralnick Charles J. Kleman, and Scott A. Edmonds, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to any and all amendments, including post-effective amendments, to this registration statement, with respect to the proposed issuance, sale and delivery of shares of its Common Stock, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and each of the undersigned for himself hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                      Date
---------                                   -----                      ----
 /s/ Marvin J. Gralnick            President, Chief Executive        August 28, 2000
---------------------------------- Officer and Director (Principal
Marvin J. Gralnick                      Executive Officer)

 /s/ Charles J. Kleman              Chief Financial Officer,         August 28, 2000
----------------------------------  Executive Vice President -
Charles J. Kleman                     Finance and Director
                                   (Principal Financial Officer
                                   and Principal Accounting
                                           Officer)

 /s/ Helene B. Gralnick                    Director                  August 28, 2000
----------------------------------
Helene B. Gralnick

Signature                                   Title                   Date
---------                                   -----                   ----

 /s/ Verna K. Gibson                       Director           August 28, 2000
----------------------------------
Verna K. Gibson

 /s/ Ross E. Roeder                        Director           August 28, 2000
----------------------------------
Ross E. Roeder

 /s/ John Burden                           Director           August 28, 2000
----------------------------------
John Burden

                                  EXHIBIT INDEX


Exhibit
Number   Description
------   -----------

4.1      Amended and Restated Articles of Incorporation, as amended.

5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

23.2     Consent of Arthur Andersen LLP.

24       Powers of Attorney (contained in signature page).